                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1731

                             SOURCE CAPITAL, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  DECEMBER 31

Date of reporting period:  JUNE 30, 2004

Item 1. Report to Stockholders

[LOGO]

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT
FOR THE SIX MONTHS ENDED JUNE 30, 2004

                              SOURCE CAPITAL, INC.

[LOGO]

INVESTMENT ADVISER
First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN
State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL
O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660
www.melloninvestor.com

REGISTRAR
Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING
New York Stock Exchange:
Symbols:  SOR  Common Stock
          SOR+ Preferred Stock

                          SUMMARY FINANCIAL INFORMATION

                                                               SIX MONTHS ENDED                YEAR ENDED
                                                                 JUNE 30, 2004              DECEMBER 31, 2003
                                                           -------------------------    -------------------------
                                                               TOTAL          PER          TOTAL           PER
                                                                NET          COMMON         NET           COMMON
                                                               ASSETS        SHARE         ASSETS         SHARE
                                                           -------------    --------    -------------    --------
Beginning of period                                        $ 521,248,726    $  56.62    $ 395,175,835    $  41.90
                                                           -------------    --------    -------------    --------
Net gain on investments, realized and unrealized           $  44,622,268    $   5.40    $ 150,721,705    $  18.36
Net investment income                                          2,099,774        0.25        3,348,480        0.41
Dividends to Preferred shareholders                           (2,363,054)      (0.29)      (4,726,108)      (0.57)
Distributions to Common shareholders                         (16,523,005)      (2.00)     (28,645,415)      (3.50)
Proceeds from shares issued for distributions reinvested
   by shareholders                                             3,087,002        0.03        5,374,229        0.02
                                                           -------------    --------    -------------    --------
     Net changes during period                             $  30,922,985    $   3.39    $ 126,072,891    $  14.72
                                                           -------------    --------    -------------    --------
End of period                                              $ 552,171,711    $  60.01    $ 521,248,726    $  56.62
                                                           =============    ========    =============    ========

                                                           JUNE 30, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
                                                           -------------   -----------------   -----------------
Common market price per share                                 $ 65.02          $ 59.38              $ 52.85
Common market premium to net asset value                          8.4%             4.9%                26.1%
Preferred asset coverage                                        1,020%             963%                 730%
Preferred liquidation preference per share                    $ 27.50          $ 27.50              $ 27.50
Preferred market price per share                              $ 33.16          $ 33.81              $ 30.81

                           DESCRIPTION OF THE COMPANY

   SOURCE CAPITAL, INC., is a major diversified, publicly traded investment company with total net assets approximating $552,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks.

   Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,299,387 shares of Common Stock outstanding.

   Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

   Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

   Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets, and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

   The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate will be adjusted periodically in response to sustained changes in the net asset value, market conditions and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

   Source Capital's total net assets increased from $536,928,646 to $552,171,711 during the second quarter. Net asset value per Common share amounted to $60.01 at June 30, 2004, compared with $58.35 at March 31, 2004, and $56.62 at year-end 2003. These changes in net asset value were net of cash distributions of $1.00 paid in both the first and second quarters.

INVESTMENT RESULTS, 2004 FIRST HALF

   For the six months ended June 30, 2004, the net asset value per share of Source Capital's Common Stock increased by 9.7%, as adjusted for reinvestment of distributions paid during the period, while total net assets rose 9.1%. These returns compare with a 6.2% increase in the Russell 2500 Index, a measure of small to medium capitalization stock performance. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

INVESTMENT RESULTS, 2004 SECOND QUARTER

   In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 4.7%, as adjusted for reinvestment of the $1.00 distribution paid during the period, while total net assets rose 4.4%, both on a reinvestment basis. In comparison, the Russell 2500 Index increased 0.3% during the quarter, also on a reinvestment basis.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

   A regular quarterly distribution of $1.00 per share was paid on June 15, 2004, to shareholders of record on May 28, 2004. In February 2004, the Board of Directors adopted a flexible distribution policy. This new policy allows the Board of Directors to continue to consider changes in net asset value when establishing the quarterly distribution rate, but also provides the flexibility to consider other factors such as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income as evidenced by the current annual distribution rate of $4.00.

PREFERRED DIVIDENDS

   The regular Preferred dividend of $0.60 per share was paid on June 15, 2004, to shareholders of record on May 28, 2004. The changes in the Company's total net assets since year-end 2003 have resulted in changes in the Preferred shares' asset coverage from 963% at December 31, 2003, to 992% at March 31, 2004, and 1,020% at June 30, 2004. Net investment income provided Preferred dividend coverage of 57% for the second quarter and 89% for the six months, compared with 68% and 77% for the corresponding periods of 2003.

MARKET PRICE OF SOURCE CAPITAL SHARES

   The market price of Source Capital Common Stock increased from $59.38 to $65.02 during the first half of 2004. As this $5.64 increase in market price was more than the $3.39 rise in the underlying net asset value, the market premium to net asset value of 4.9% at year-end 2003 increased to 8.4% at June 30, 2004. The market price of Source Capital Preferred Stock decreased to $33.16 at June 30, 2004, from $33.81 at year-end 2003.

COMMENTARY

   The stock market has continued to advance in 2004, though at a modest rate when compared to the big gains of last year. In addition, small-cap stocks continue to outperform, with the Russell up twice as much as the 3% gain in the S&P 500 as of June 30.

   Source had an especially strong second quarter, with the net asset value up 4.7%, compared to just a nominal gain in the benchmark Russell 2500. For the year-to-date period, Source is up 9.7%, comfortably ahead of both the Russell 2500 and the larger-cap S&P 500 and Nasdaq. For the longer three- and five-year periods, Source has significantly outperformed each of these indexes.

                          PERIODS ENDED JUNE 30, 2004
                ------------------------------------------------
                SECOND               ONE       THREE       FIVE
                QUARTER     YTD      YEAR      YEARS*     YEARS*
                -------    -----    ------    -------     ------
Source (NAV)      4.7%      9.7%     35.8%     12.2%       14.0%
Russell 2500      0.3%      6.2%     32.2%      7.4%        8.5%
S&P 500           1.7%      3.4%     19.1%     (0.7)%      (2.2)%
Nasdaq            2.7%      2.2%     26.2%     (1.8)%      (5.3)%

   * Annualized Returns

   SANDISK first entered Source's portfolio in early 2001 and continues to be a significant holding. It is a leading designer, manufacturer, and distributor of flash memory products. Flash is used primarily in portable consumer electronic devices such as digital cameras, multimedia phones, MP3 players and USB flash drives. Consumers generally encounter flash memory in the form of a removable card. These are available in a confusing array of different formats, with names like Memory Stick, Compact Flash, Secure Digital (SD) cards, Smart Media, or xD cards, all of which perform similar functions. Because the products that use it are growing so rapidly, flash memory has been a dynamic industry with growth rates exceeding 50% annually.

   Flash has a number of significant advantages over other types of data storage (like disk drives, CDs, or DRAM). These include:

   - Non-volatile--doesn't need continuous power to retain its data

   - Can be written and erased many times

   - Durable--has no moving parts

   - Small size

   - Low power requirements

   SanDisk is, in many respects, the leading company in the flash memory industry. It has a number of important competitive strengths that, we believe, will help it maintain its strong position.

   SanDisk manufactures flash memory chips in a joint venture with Toshiba, which holds the #2 market share position world wide, behind Samsung. The joint venture is currently building a new fab (tech-speak for a factory which makes semiconductors). The new plant will greatly expand the joint venture's capacity and ensure its continued low-cost position.

   SanDisk has an extremely strong intellectual property position, holding many basic flash memory patents. It will receive close to $200 million this year in royalties and license fees, including a substantial sum from Samsung.

   SanDisk has the strongest position at retail, selling all flash memory formats, with the best recognized brand in an industry with, admittedly, relatively low brand recognition. The Company has recently started an advertising campaign to further enhance its brand strength.

   SanDisk's competitive position is further reinforced by its financial strength. It has over $1 billion in net cash (after deducting debt), or $7 per share.

   The SanDisk story is not without some risks, unfortunately. In the short term these center on margin pressures, mostly the result of price reductions and extra costs associated with manufacturing transitions. In the longer term, there are worries about new market entrants, including Micron, Hynix, and Infineon, and the possibility that they will commoditize the business, making it impossible for any participant to earn decent returns.

   We agree that these concerns, especially the risk of too many competitors destroying margins, are well worth worrying about. We believe, however, that the competitive strengths outlined will provide strong defense and protect SanDisk's position.

   - Just as Samsung is paying royalties to SanDisk, we expect that the new market entrants will have to do the same, though there are no announced agreements so far, adding to their costs while increasing SanDisk's profits.

   - The traditional flash manufacturers, Samsung, Toshiba, and SanDisk, are generations ahead in manufacturing technology, and we expect this to enable them to maintain their low-cost position.

   - SanDisk's increasing brand strength, and its unique ability to be a single source to retailers of all flash memory formats, will serve to maintain its position as the leading company at the retail end of the business.

   As of the end of the quarter, SanDisk was selling at about 15x estimated 2004 earnings of $1.50 per share. This PE would be closer to 11x if we adjusted for SanDisk's cash position. Its operating margin is about 25% and return on equity close to 20%, despite the large cash position. These represent quite high returns and a modest valuation.

   During 2003, SanDisk was a major contributor to Source's strong investment performance, rising from $10 a share at the start of the year to a November high of $43, as we sold over 70% of Source's position, before backing off to $31 at year-end.

   This price decline has continued during 2004. On June 30, SanDisk was $22, fifty percent below its high in late 2003. When combined with our continued enthusiasm for SanDisk's business, this lower price has made the stock more attractive, and we have increased our position by about 40% over the past few months. At over 3% of net assets, SanDisk is again one of Source's more significant positions.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and
   Chief Investment Officer

July 27, 2004

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2004

COMMON STOCKS                                                                         SHARES         VALUE
--------------------------------------------------------------------------------   ------------   ------------
PRODUCER DURABLE GOODS -- 16.4%
Checkpoint Systems, Inc.*                                                                68,462   $  1,227,524
Cognex Corporation                                                                      495,000     19,047,600
Crane Co.                                                                               435,000     13,654,650
Graco Inc.                                                                              514,500     15,975,225
IDEX Corporation                                                                        511,500     17,570,025
Oshkosh Truck Corporation                                                               110,500      6,332,755
Zebra Technologies Corporation (Class A)*                                               195,000     16,965,000
                                                                                                  ------------
                                                                                                  $ 90,772,779
                                                                                                  ------------
BUSINESS SERVICES & SUPPLIES -- 14.5%
Bio-Rad Laboratories, Inc.*                                                              95,000   $  5,591,700
Black Box Corporation                                                                   260,800     12,325,408
HNI Corporation                                                                         321,400     13,604,862
Manpower Inc.                                                                           300,000     15,231,000
Office Depot, Inc.*                                                                     900,000     16,119,000
ScanSource, Inc.*                                                                       284,000     16,875,280
                                                                                                  ------------
                                                                                                  $ 79,747,250
                                                                                                  ------------
HEALTHCARE -- 10.7%
Health Management Associates, Inc.                                                      410,000   $  9,192,200
Landauer, Inc.                                                                           14,300        638,638
Lincare Holdings Inc.*                                                                  450,000     14,787,000
Ocular Sciences, Inc.*                                                                  390,000     14,820,000
Renal Care Group, Inc.*                                                                 600,000     19,878,000
                                                                                                  ------------
                                                                                                  $ 59,315,838
                                                                                                  ------------
ENERGY -- 10.1%
Cal Dive International, Inc.*                                                           725,000   $ 21,982,000
Noble Corporation*                                                                      460,000     17,429,400
Tidewater Inc.                                                                          540,000     16,092,000
                                                                                                  ------------
                                                                                                  $ 55,503,400
                                                                                                  ------------
TECHNOLOGY -- 10.0%
Advanced Fibre Communications, Inc.*                                                    710,000   $ 14,342,000
KEMET Corporation*                                                                      200,000      2,444,000
Plantronics, Inc.*                                                                      380,000     15,998,000
SanDisk Corporation*                                                                    740,000     16,050,600
TriQuint Semiconductor, Inc.*                                                         1,143,029      6,240,938
                                                                                                  ------------
                                                                                                  $ 55,075,538
                                                                                                  ------------
FINANCIAL -- 8.7%
Brown & Brown, Inc.                                                                     251,000   $ 10,818,100
Arthur J. Gallagher & Co.                                                               215,000      6,546,750
National Commerce Financial Corporation                                                 415,000     13,487,500
North Fork Bancorporation, Inc.                                                         455,000     17,312,750
                                                                                                  ------------
                                                                                                  $ 48,165,100
                                                                                                  ------------

                                                                                    SHARES OR
                                                                                       FACE
COMMON STOCKS (CONTINUED)                                                             AMOUNT          VALUE
--------------------------------------------------------------------------------   ------------   -------------
RETAILING -- 7.8%
CarMax, Inc.*                                                                           625,006   $  13,668,881
O'Reilly Automotive, Inc.*                                                              652,500      29,493,000
                                                                                                  -------------
                                                                                                  $  43,161,881
                                                                                                  -------------
ENTERTAINMENT -- 4.6%
Carnival Corporation                                                                    536,600   $  25,220,200
                                                                                                  -------------
MATERIALS -- 2.7%
Engelhard Corporation                                                                   465,000   $  15,024,150
                                                                                                  -------------
TRANSPORTATION -- 0.5%
Heartland Express, Inc.                                                                 105,000   $   2,872,800
                                                                                                  -------------
TOTAL COMMON STOCKS -- 86.0% (Cost $288,800,191)                                                  $ 474,858,936
                                                                                                  -------------
PREFERRED STOCKS

REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.                                                       100,000   $   2,529,000
Duke-Weeks Realty Corp. (Series B)                                                       40,000       2,107,500
Pennsylvania Real Estate Investment Trust (Series A)                                     59,000       3,475,100
ProLogis (Series G)                                                                     120,000       2,748,000
                                                                                                  -------------
TOTAL PREFERRED STOCKS -- 2.0% (Cost $10,179,446)                                                 $  10,859,600
                                                                                                  -------------
CONVERTIBLE BONDS AND DEBENTURES

TECHNOLOGY -- 0.7%
BEA Systems, Inc. -- 4% 2006                                                       $  2,000,000   $   1,990,000
LSI Logic Corporation -- 4% 2006                                                      2,000,000       1,950,000
                                                                                                  -------------
                                                                                                  $   3,940,000
                                                                                                  -------------
PRODUCER DURABLE GOODS -- 0.1%
Checkpoint Systems, Inc. -- 5.25% 2005                                             $    781,000   $     786,858
                                                                                                  -------------

TOTAL CONVERTIBLE BONDS
   AND DEBENTURES -- 0.8% (Cost $4,355,460)                                                       $   4,726,858
                                                                                                  -------------

                                                                                       FACE
NON-CONVERTIBLE BONDS AND DEBENTURES                                                  AMOUNT          VALUE
--------------------------------------------------------------------------------   ------------   -------------
CORPORATE -- 6.8%
Actuant Corporation -- 13% 2009                                                    $  2,275,000   $   2,752,750
Avaya Inc. -- 11.125% 2009                                                            1,300,000       1,527,500
Central Garden & Pet Company -- 9.125% 2013                                           2,000,000       2,170,000
Host Marriott Corporation -- 9.25% 2007                                               2,000,000       2,223,960
Lear Corporation -- 7.96% 2005                                                        2,000,000       2,115,000
Manitowoc Company, Inc., The -- 10.5% 2012                                            2,000,000       2,260,000
Metaldyne Corporation -- 11% 2012                                                     2,000,000       1,680,000
OM Group, Inc. -- 9.25% 2011                                                          4,000,000       4,100,000
Orbital Sciences Corporation -- 9% 2011                                               3,000,000       3,300,000
PolyOne Corporation -- 10.625% 2010                                                     950,000         997,500
Realty Income Corporation -- 8.25% 2008                                               2,000,000       2,252,000
SpectraSite, Inc. -- 8.25% 2010                                                       2,000,000       2,070,000
Unisys Corporation
  -- 7.875% 2008                                                                      1,500,000       1,550,625
  -- 8.125% 2006                                                                      2,000,000       2,137,500
Vicar Operating Inc. -- 9.875% 2009                                                   3,000,000       3,348,750
Windmere Durable Holdings Inc. -- 10% 2008                                            3,000,000       3,063,750
                                                                                                  -------------
                                                                                                  $  37,549,335
                                                                                                  -------------
U.S. GOVERNMENT AND AGENCIES -- 0.2%
Federal Home Loan Mortgage Corporation
  -- 6.5% 2023 (Interest Only)                                                     $    120,413   $      12,267
  -- 10.15% 2006 (REMIC)                                                                  1,044           1,047
Federal National Mortgage Association -- 6% 2029 (Interest Only)                      2,225,432         550,794
Government National Mortgage Association (Mobile Home)
  -- 9.75% 2010                                                                         417,951         450,963
                                                                                                  -------------
                                                                                                  $   1,015,071
                                                                                                  -------------
TOTAL NON-COVERTIBLE BONDS
  AND DEBENTURES -- 7.0% (Cost $37,083,020)                                                       $  38,564,406
                                                                                                  -------------
TOTAL INVESTMENT SECURITIES -- 95.8% (Cost $340,418,117)                                          $ 529,009,800
                                                                                                  -------------

SHORT TERM INVESTMENTS
Short-term Corporate Notes:
  General Electric Capital Corporation
    -- 1.30% 7/1/04                                                                $  8,623,000   $   8,623,000
  General Electric Capital Services, Inc.
    -- 1.22% 7/20/04                                                                 15,000,000      14,990,342
                                                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS -- 4.3% (Cost $23,613,342)                                           $  23,613,342
                                                                                                  -------------
TOTAL INVESTMENTS -- 100.1% (Cost $364,031,459)                                                   $ 552,623,142
Other assets and liabilities, net -- (0.1%)                                                            (451,431)
                                                                                                  -------------
TOTAL NET ASSETS -- 100%                                                                          $ 552,171,711
                                                                                                  =============

*   Non-income producing securities

See notes to financial statements.

                             MAJOR PORTFOLIO CHANGES
                           Quarter Ended June 30, 2004

                                                                                    SHARES OR
                                                                                   FACE AMOUNT
                                                                                   ------------
NET PURCHASES

COMMON STOCKS
Bio-Rad Laboratories, Inc.                                                               55,000 shs.
CarMax, Inc.                                                                            180,000 shs.
Arthur J. Gallagher & Co.(1)                                                            215,000 shs.
Health Management Associates, Inc.                                                      101,300 shs.
North Fork Bancorporation, Inc.                                                          70,000 shs.
Oshkosh Truck Corporation(1)                                                            110,500 shs.
SanDisk Corporation                                                                     140,000 shs.

CONVERTIBLE SECURITY
BEA Systems, Inc. -- 4% 2006(1)                                                    $  2,000,000

NON-CONVERTIBLE SECURITIES
Orbital Sciences Corporation -- 9% 2011                                            $  2,000,000
PolyOne Corporation -- 10.625% 2010(1)                                             $    950,000
SpectraSite, Inc. -- 8.25% 2010(1)                                                 $  2,000,000

NET SALES

COMMON STOCKS
Checkpoint Systems, Inc.                                                                 40,000 shs.
National Commerce Financial Corporation                                                 130,000 shs.
Ocular Sciences, Inc.                                                                   310,000 shs.
Zebra Technologies Corporation (Class A)                                                 24,000 shs.

CONVERTIBLE SECURITY
IVAX Corporation -- 5.5% 2007(2)                                                   $  3,000,000

(1)  Indicates new commitment to portfolio
(2)  Indicates elimination from portfolio

                       STATEMENT OF ASSETS AND LIABILITIES

                                                                                           JUNE 30, 2004
                                                                                   -----------------------------
ASSETS
   Investments at value:
     Investment securities -- at market value
        (cost $340,418,117) -- Note A                                              $ 529,009,800
     Short-term investments -- at cost plus interest earned
        (maturities 60 days or less) -- Note A                                        23,613,342   $ 552,623,142
                                                                                   -------------
   Cash                                                                                                      788

   Receivable for:
     Investment securities sold                                                    $   3,541,553
     Accrued interest and dividends                                                      874,007       4,415,560
                                                                                   -------------   -------------
                                                                                                   $ 557,039,490

LIABILITIES
   Payable for:
     Investment securities purchased                                               $   4,300,510
     Advisory fees                                                                       317,034
     Accrued dividends -- Preferred Stock                                                196,921
     Accrued expenses                                                                     53,314       4,867,779
                                                                                   -------------   -------------
TOTAL NET ASSETS -- June 30, 2004                                                                  $ 552,171,711
                                                                                                   =============
   Assets applicable to Preferred Stock at a liquidation preference of
     $27.50 per share (asset coverage 1,020%) -- Note B                                            $  54,153,330
                                                                                                   =============
   Net assets applicable to Common Stock -- $60.01 per share                                       $ 498,018,381
                                                                                                   =============
SUMMARY OF SHAREHOLDERS' EQUITY
   $2.40 Cumulative Preferred Stock -- par value $3 per share;
     authorized 3,000,000 shares; outstanding 1,969,212 shares -- Note B                           $   5,907,636
   Common Stock -- par value $1 per share; authorized 12,000,000 shares;
     outstanding 8,299,387 shares -- Note B                                                            8,299,387
   Additional Paid-in Capital                                                                        344,291,441
   Undistributed net realized gain on investments                                                      5,081,564
   Unrealized appreciation of investments                                                            188,591,683
                                                                                                   -------------
TOTAL NET ASSETS -- June 30, 2004                                                                  $ 552,171,711
                                                                                                   =============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the six months ended June 30, 2004

INVESTMENT INCOME
   Income:
     Interest                                                                                      $   1,823,293
     Dividends                                                                                         2,640,171
                                                                                                   -------------
                                                                                                   $   4,463,464

   Expenses -- Note C:
     Advisory fees                                                                 $   1,850,237
     Transfer agent fees and expenses                                                    169,352
     Reports to shareholders                                                             111,822
     Registration and filing fees                                                         53,451
     Directors' fees and expenses                                                         50,121
     Taxes, other than federal income tax                                                 38,300
     Legal and auditing fees                                                              27,704
     Insurance                                                                            26,506
     Custodian fees and expenses                                                          25,937
     Other expenses                                                                       10,260       2,363,690
                                                                                   -------------   -------------
         Net investment income -- Note A                                                           $   2,099,774
                                                                                                   -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Realized gain on investments:
     Proceeds from sale of investment securities
        (Excluding short-term investments with maturities of 60 days or less)      $  51,206,976
     Cost of investment securities sold                                               35,466,668
                                                                                   -------------
        Net realized gain on investments -- Notes A and D                                          $  15,740,308

   Unrealized appreciation of investments:
     Unrealized appreciation at beginning of period                                $ 159,709,723
     Unrealized appreciation at end of period                                        188,591,683
                                                                                   -------------

        Increase in unrealized appreciation of investments                                            28,881,960
                                                                                                   -------------
         Net realized and unrealized gain on investments                                           $  44,622,268
                                                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $  46,722,042
                                                                                                   =============

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                            FOR THE SIX MONTHS ENDED             FOR THE YEAR ENDED
                                                                 JUNE 30, 2004                    DECEMBER 31, 2003
                                                         ------------------------------    ------------------------------
INCREASE IN TOTAL NET ASSETS
Operations:
   Net investment income                                 $   2,099,774                     $   3,348,480
   Net realized gain on investments --
     Notes A and D                                          15,740,308                        35,513,181
   Increase in unrealized
     appreciation of investments                            28,881,960                       115,208,524
                                                         -------------                     -------------
Increase in total net assets resulting from
   operations                                                             $  46,722,042                     $ 154,070,185
Distributions to Preferred shareholders:
   From net investment income                            $  (2,099,774)                    $  (4,171,681)
   From net realized capital gains                            (263,280)      (2,363,054)        (554,427)      (4,726,108)
                                                         -------------                     -------------
Distributions to Common shareholders from net realized
   capital gains -- Note A                                                  (16,523,005)                      (28,645,415)
Proceeds from shares issued for distributions
   reinvested by shareholders -- Note B                                       3,087,002                         5,374,229
                                                                          -------------                     -------------
Increase in total net assets                                              $  30,922,985                     $ 126,072,891

TOTAL NET ASSETS
Beginning of period                                                         521,248,726                       395,175,835
                                                                          -------------                     -------------
End of period                                                             $ 552,171,711                     $ 521,248,726
                                                                          =============                     =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

  Selected data for a share of Common Stock outstanding throughout each period

                                                   Six
                                                  months
                                                   ended                              Year ended December 31,
                                                  June 30,     --------------------------------------------------------------------
                                                   2004           2003          2002           2001          2000          1999
                                                -----------    ------------  ------------   ------------  ------------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period          $     56.62    $      41.90  $      55.45   $      48.62  $      50.70  $     48.23
                                                -----------    ------------  ------------   ------------  ------------  -----------

Income from investment operations:
 Net investment income                          $      0.25    $       0.41  $       0.49   $       0.54  $       0.70  $      0.67
 Net realized and unrealized gain (loss)
    on investment securities                           5.40           18.36         (8.97)         11.40          4.20        10.27
                                                -----------    ------------  ------------   ------------  ------------  -----------
 Total from investment operations               $      5.65    $      18.77  $      (8.48)  $      11.94  $       4.90  $     10.94
                                                -----------    ------------  ------------   ------------  ------------  -----------

Distributions to Preferred shareholders:
 From net investment income                     $     (0.26)   $      (0.51) $      (0.49)  $      (0.59) $      (0.61) $     (0.62)
 From net realized gains                              (0.03)          (0.06)        (0.10)            --            --           --
Distributions to Common shareholders:
 From net investment income                              --              --            --          (0.30)           --        (0.09)
 From net realized gains                              (2.00)          (3.50)        (4.60)         (4.30)        (6.41)       (7.77)
                                                -----------    ------------  ------------   ------------  ------------  -----------
   Total distributions                          $     (2.29)   $      (4.07) $      (5.19)  $      (5.19) $      (7.02) $     (8.48)
                                                -----------    ------------  ------------   ------------  ------------  -----------

Effect of shares issued for distributions
 reinvested by shareholders                     $      0.03    $       0.02  $       0.12   $       0.08  $       0.04  $      0.01
                                                -----------    ------------  ------------   ------------  ------------  -----------

Net asset value at end of period                $     60.01    $      56.62  $      41.90   $      55.45  $      48.62  $     50.70
                                                ===========    ============  ============   ============  ============  ===========

Per share market price at end of period         $     65.02    $      59.38  $      52.85   $      61.02  $      52.69  $     48.25
Total investment return(1)                             13.1%           20.6%         (6.2)%         26.0%         24.1%        15.2%
Net asset value total return(2)                         9.7%           45.7%        (17.1)%         24.7%          9.6%        23.1%

SUPPLEMENTAL DATA:
 Total net assets at end of period
  (in thousands)                                $   552,172    $    521,249  $    395,176   $    498,726  $    437,611  $   444,388
 Ratios based on average net assets
  applicable to Common Stock:
   Expenses                                            0.98%(3)        0.99%         0.99%          0.97%         1.00%        1.00%
   Net income                                          0.87%(3)        0.85%         0.99%          1.07%         1.46%        1.39%
 Ratios based on average total net assets:
   Expenses                                            0.88%(3)        0.87%         0.87%          0.85%         0.87%        0.87%
   Net income                                          0.78%(3)        0.75%         0.87%          0.95%         1.28%        1.21%
 Portfolio turnover rate                              20.50%(3)       18.43%        16.62%         25.13%        18.55%       23.51%

PREFERRED STOCK:
Total shares outstanding(4)                       1,969,212       1,969,212     1,969,212      1,969,212     1,969,212    1,969,212
Asset coverage per share(4)                     $    280.40    $     264.70  $     200.68   $     253.26  $     222.23  $    225.67
Involuntary liquidation preference per share    $     27.50    $      27.50  $      27.50   $      27.50  $      27.50  $     27.50
Average market price per share(5)               $     33.54    $      31.87  $      31.15   $      30.05  $      27.87  $     28.54


(1) Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3) Annualized
(4) Information shown as of the end of the period
(5) The average of all month-end market prices during each period

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2004

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

        The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

        1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the mean between the most recent bid and asked prices. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value, in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

        2. FEDERAL INCOME TAX--No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

        3. USE OF ESTIMATES--The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

        4. OTHER--Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date. The distribution allocation at June 30, 2004, is preliminary and may be revised based on operating results for the entire year. The ratios of expenses and net income to average net assets do not reflect the effect of payments to Preferred shareholders.

NOTE B--CAPITAL STOCK

        The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. At June 30, 2004, the asset coverage of the Preferred Stock was 1,020%.

        The Company issued 50,188 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 2004.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

        Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

        For the six months ended June 30, 2004, the Company paid aggregate fees of $50,000 to all Directors who are not affiliated persons of the Investment Adviser. During the six months ended June 30, 2004, the Company incurred legal fees of $1,704 payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is a retired partner and a retired of counsel employee of that firm. The Officers of the Company are also officers of the Investment Adviser.

NOTE D--PURCHASES AND SALES OF SECURITIES

        Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $58,167,302 for the six months ended June 30, 2004. Cost of investment securities owned at June 30, 2004, was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 2004, for federal income tax purposes was $203,193,860 and $14,602,177, respectively.

                             DIRECTORS AND OFFICERS

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                                  TERM OF OFFICE AND                                   FUND COMPLEX
NAME,AGE &                       POSITION(S)          LENGTH OF            PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER
ADDRESS                         WITH COMPANY         TIME SERVED           DURING THE PAST 5 YEARS        DIRECTOR    DIRECTORSHIPS
----------                      ------------    ----------------------   ---------------------------   -------------  -------------
Willard H. Altman, Jr. - (68)*  Director        Term: 1 Year             Retired. Formerly, until            6
11400 W. Olympic Blvd.                          Time Served: 6 Years     1995, Partner of Ernst &
Los Angeles, CA 90064                                                    Young LLP, a public
                                                                         accounting firm.

Wesley E. Bellwood - (80)*      Director        Term: 1 Year             Retired. Formerly, until            1
11400 W. Olympic Blvd.                          Time Served: 24 Years    1999, Chairman Emeritus and
Los Angeles, CA 90064                                                    director of Wynn's
                                                                         International, Inc.

David Rees - (80)*              Director        Term: 1 Year             Private investor. Formerly          1        International
11400 W. Olympic Blvd.                          Time Served: 36 Years    President and Chief                          Institute of
Los Angeles, CA 90064                                                    Executive Officer of the                     Los Angeles
                                                                         International Institute of
                                                                         Los Angeles. Formerly,
                                                                         until 1995, the Senior
                                                                         Editor of Los Angeles
                                                                         Business Journal.

Paul G. Schloemer - (76)*       Director        Term: 1 Year             Retired. Formerly President         1
11400 W. Olympic Blvd.                          Time Served: 5 Years     and Chief Executive Officer
Los Angeles, CA 90064                                                    (1984-1993) of Parker
                                                                         Hannifin Corporation.

Lawrence J. Sheehan - (72)      Director        Term: 1 Year             Retired. Formerly partner           5
11400 W. Olympic Blvd.                          Time Served: 13 Years    (1969 to 1994) and of
Los Angeles, CA 90064                                                    counsel employee (1994 to
                                                                         2002) of the firm of
                                                                         O'Melveny & Myers LLP,
                                                                         legal counsel to the
                                                                         Company.

Eric S. Ende - (59)             Director        Term: 1 Year             Senior Vice President of            3
11400 W. Olympic Blvd.          President &     Time Served: 4 Years     the Adviser.
Los Angeles, CA 90064           Chief
                                Investment
                                Officer

Steven R. Geist - (50)          Senior Vice     Time Served: 8 Years     Vice President of the
11400 W. Olympic Blvd.          President &                              Adviser.
Los Angeles, CA 90064           Fixed-Income
                                Manager

J. Richard Atwood - (44)        Treasurer       Time Served: 7 Years     Principal and Chief                          First Pacific
11400 W. Olympic Blvd.                                                   Operating Officer of the                     Advisors,
Los Angeles, CA 90064                                                    Adviser.  President of                       Inc., and FPA
                                                                         FPA Fund Distributors,                       Fund
                                                                         Inc.                                         Distributors,
                                                                                                                      Inc.

Sherry Sasaki - (49)            Secretary       Time Served: 22 Years    Assistant Vice President
11400 W. Olympic Blvd.                                                   and Secretary of the
Los Angeles, CA 90064                                                    Adviser and Secretary of
                                                                         FPA Fund Distributors, Inc.

Christopher H. Thomas - (47)    Assistant       Time Served: 9 Years     Vice President and                           FPA Fund
11400 W. Olympic Blvd.          Treasurer                                Controller of the Adviser                    Distributors,
Los Angeles, CA 90064                                                    and of FPA Fund                              Inc.
                                                                         Distributors, Inc.

* Audit committee member

                            RESULTS OF ANNUAL MEETING

    Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 3, 2004:

    1. With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

                                                                          VOTES FOR       VOTES WITHHELD
                                                                       ---------------   ---------------
        COMMON
        Wesley E. Bellwood                                                   6,840,953            77,666
        Eric S. Ende                                                         6,863,101            77,666
        David Rees                                                           6,850,637            77,666
        Lawrence J. Sheehan                                                  6,856,785            77,666

        PREFERRED
        Willard H. Altman, Jr                                                1,724,262            17,473
        Paul G. Schloemer                                                    1,723,530            17,473

    2. With respect to continuation of the Investment Advisory Agreement, a total of 8,480,473 shares voted for, 63,873 shares voted against, and 127,558 shares abstained.

    No broker non-votes were received with respect to any of the matters voted upon above.

SOURCE CAPITAL, INC.                                             PRESORTED
                                                                  STANDARD
11400 West Olympic Boulevard, Suite 1200                        U.S. POSTAGE
Los Angeles, California 90064-1550                                  PAID
                                                                    MIS

Item 2.   Code of Ethics. N/A.

Item 3.   Audit Committee Financial Expert. N/A.

Item 4.   Principal Accountant Fees and Services. N/A.

Item 5.   Audit Committee of Listed Registrants. N/A.

Item 6.   Schedule of Investments. N/A.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A.

Item 9. Submission of Matters to a Vote of Security Holders. There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.  Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Source Capital, Inc. ("Company") have concluded that the Company's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 11.  Exhibits.

(a) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. N/A.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.


By: /s/ ERIC S. ENDE
    ------------------------------
     Eric S. Ende, President

Date:  September 3, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.


By: /s/ J. RICHARD ATWOOD
    ------------------------------
     J. Richard Atwood, Treasurer

Date:  September 3, 2004